CURRENT REPORT FOR ISSUERS SUBJECT TO THE 1934 ACT
                             REPORTING REQUIREMENTS

                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 11, 2006
                                 Date of Report
                        (Date of Earliest Event Reported)

                           Commission File No. 0-29935


                      Micro Bio-Medical Waste Systems, Inc.
             (Exact name of Registrant as specified in its charter)


               Nevada, USA                      33-0677140
         (State of Incorporation)     (IRS Employer Identification No.)


                    27430 Riverside Lane, Valencia, CA 91354
               (Address of principal executive offices)(Zip Code)


         Company's telephone number, including area code: (661) 287-3772

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

LBB & Associates, Ltd., LLP. (LBB) was dismissed on August 11, 2006 as our independent auditors. LBB's reports dated March 28, 2006 and April 25, 2005 on our balance sheets of Micro Bio-Medical Waste Systems, Inc. as of December 31, 2005 and December 31, 2004, respectively, and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

During the two most recent fiscal years ended December 31, 2005 and 2004, and in the subsequent interim period, there were no disagreements with LBB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to their satisfaction would have caused them to make reference to the matter in their report. We have requested them to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the LBB letter is filed as
Exhibit 16.1 to this amended Form 8-K. Malone & Bailey, PC (M&B) was engaged on August 11, 2006 as our principal accountant. The decision to change accountants was approved by the Board of Directors.

The managing shareholder of LBB used to work with M&B until July 5, 2004, and M&B was our auditors for 2003 and prior years. During 2004 and 2005, and through the date hereof, and except for the situation noted above, neither we nor anyone on our behalf consulted with M&B regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has M&B provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with LBB.

We have requested M&B review the disclosure in this report on Form 8-K and provided M&B the opportunity to furnish us with a letter addressed to the Commission containing any new information, clarification of our expression of our views, or the respects in which M&B does not agree with the statements made by us in this report. M&B has advised us that no such letter need be issued.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibit No. Description (see below):

      EXHIBIT      DESCRIPTION                                          LOCATION
      -------      -----------                                          --------
      16.1         Letter sent to SEC from LBB & Associates, Ltd.,      Provided
                   LLP dated August 24, 2006                            herewith
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Micro Bio-Medical Waste Systems, Inc.


By: /s/ Charles Smith
    ---------------------------
    Name Charles Smith
         Chief Executive Office

Dated: August 24, 2006